                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K


                   Current Report Pursuant to Section 13 or
                 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               DECEMBER 14, 2000



                           ATMOS ENERGY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



TEXAS AND VIRGINIA                    1-10042            75-1743247
----------------------------       ---------------       ---------------
(State or Other Jurisdiction       Commission File       (I.R.S. Employer
of Incorporation)                      Number            Identification No.)

1800 THREE LINCOLN CENTRE, 5430
LBJ FREEWAY, DALLAS, TEXAS                            75240
--------------------                              --------------
(Address of Principal Executive                     (Zip Code)
Offices)

              Registrant's Telephone Number, Including Area Code
                                (972) 934-9227
                                --------------
                                Not Applicable
                       ---------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On December 14, 2000, Atmos Energy Corporation ("Registrant") and Merrill Lynch & Co., on behalf of Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC, as representatives of the several underwriters named in Schedule A of the Purchase Agreement (collectively the "Underwriters"), executed that certain Purchase Agreement in connection with the sale by Registrant to the Underwriters of a total of 6,741,500 shares of Registrant's common stock, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits

                    99.1  Purchase Agreement dated December 14, 2000.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ATMOS ENERGY CORPORATION
                                         (Registrant)



DATE:  December 27, 2000           By: /s/ John P. Reddy
                                      -------------------------------
                                         John P. Reddy
                                         Senior Vice President and
                                         Chief Financial Officer